UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2012 (August 8, 2012)

AMYLIN PHARMACEUTICALS, LLC

(Exact name of registrant as specified in its charter)

Delaware	0-19700	33-0266089
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9360 Towne Centre Drive

San Diego, California 92121

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (858) 552-2200

Check the appropriate box below if the Form 8–K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

In connection with the consummation of the Merger (as defined below) and pursuant to the terms of the Indenture (the “Indenture”), dated June 8, 2007, by and between Amylin Pharmaceuticals, Inc. (the predecessor in interest to Amylin Pharmaceuticals, LLC, the “Company”) and The Bank of New York Trust Company, N.A. (the “Trustee”), with respect to the Company’s outstanding 3.00% Convertible Senior Convertible Notes due 2014 (the “Convertible Notes”), the Company and the Trustee entered into the First Supplemental Indenture, dated as of August 8, 2012 (the “Supplemental Indenture”), pursuant to which, during such time following the Merger that the Convertible Notes are convertible, each $1,000 in principal amount of the Convertible Notes will be convertible only into the cash consideration that a holder of such number of shares of common stock of the Company, par value $0.001 per share (the “Shares”), equal to the conversion rate for the Convertible Notes immediately prior to the Merger would have been entitled to receive in the Merger.

This description of the Indenture and the Supplemental Indenture is qualified in its entirety by reference to the Indenture filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on June 8, 2007 and the Supplemental Indenture filed as Exhibit 4.2 to this Current Report, each of which are incorporated herein by reference.

As previously disclosed in the Current Report on Form 8-K filed on November 8, 2011 by the Company, on November 7, 2011, the Company entered into a Settlement and Termination Agreement (the “Settlement Agreement”) with Eli Lilly and Company (“Eli Lilly”). Pursuant to the terms of the Settlement Agreement, the Company agreed to make certain revenue sharing obligation payments to Lilly of up to $1,200,000,000 (the “RSO”). Simultaneously with the execution of the Settlement Agreement, the Company entered into a promissory note in favor of Eli Lilly for an initial principal amount of $1,200,000,000 (the “RSO Note”). On August 8, 2012, the Company repaid the remaining principal amount outstanding under the RSO Note (and the accrued and unpaid interest on such amount) in satisfaction of the RSO under the Settlement Agreement (approximately $1,258,874,596.00 to Eli Lilly). In connection with the repayment of the RSO Note, Eli Lilly and the Company amended the terms of the Settlement Agreement to terminate the Company’s obligations under the Settlement Agreement with respect to the RSO.

Item 2.01	Completion of Acquisition or Disposition of Assets

As previously disclosed, on June 29, 2012, the Company, entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Bristol-Myers Squibb Company, a Delaware corporation (“Bristol-Myers Squibb”), and B&R Acquisition Company, a Delaware corporation and wholly owned subsidiary of Bristol-Myers Squibb (“Merger Sub”). Pursuant to the Merger Agreement, Merger Sub commenced an offer (the “Offer”) to acquire all outstanding Shares, at a price of $31.00 per Share (the “Offer Price”), net to the seller in cash, without interest and less any required withholding taxes, upon the terms and subject to the conditions set forth in the Offer to Purchase (as amended or supplemented), dated July 10, 2012 (the “Offer to Purchase”), and in the related Letter of Transmittal.

On August 8, 2012, Bristol-Myers Squibb announced the completion of the Offer. The Offer expired at 5:00 P.M, New York City time, on August 7, 2012, as scheduled and was not extended. According to the depositary for the Offer, 140,550,153 Shares (not including Shares tendered by notice of guaranteed delivery and not actually delivered) were validly tendered and not withdrawn as of the expiration of the Offer, representing approximately 85.55% of the issued and outstanding Shares. Merger Sub accepted for payment all Shares that were validly tendered and not withdrawn in accordance with the terms of the Offer. In order to accomplish the Merger (as defined below), on August 8, 2012, pursuant to the terms and subject to the conditions of the Merger Agreement, Merger Sub exercised the Top-Up Option (as defined below), which permitted Merger Sub to purchase the Top-Up Shares (as defined below). Immediately following the issuance of the Top-Up Shares to Merger Sub, Merger Sub owned in excess of 90% of the Shares outstanding at such time.

On August 8, 2012, Merger Sub effected a short-form merger under Delaware law, pursuant to which Merger Sub merged with and into the Company (the ‘Merger”), with the Company surviving as a wholly-owned subsidiary of Bristol-Myers Squibb. The aggregate consideration in the Offer and the Merger to acquire all of the outstanding Shares, and for payments with respect to restricted stock units and stock options, is approximately $5.3 billion in cash. Bristol-Myers Squibb has funded the consideration for the Shares, restricted stock units and options acquired in the Offer and the Merger through cash on hand, the net proceeds from a notes offering and the issuance of commercial paper, all as previously disclosed in the Offer to Purchase.

Item 2.04	Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

In connection with the consummation of each of the Offer and the Merger, each of which occurred on August 8, 2012, and pursuant to the Indenture, as supplemented by the Supplemental Indenture, each holder of Convertible Notes is entitled to require the Company to repurchase all of his or her Convertible Notes at a repurchase price of 100% of the principal amount thereof plus all accrued but unpaid interest thereon to, but excluding, the repurchase date designated by the Company, which is September 14, 2012. On August 10, 2012, the Company provided the notice required under the Indenture, as supplemented by the Supplemental Indenture, to holders of the Convertible Notes. As of August 8, 2012, there was $575,000,000 in aggregate principal amount of the Convertible Notes outstanding.

This description of the Indenture and the Supplemental Indenture is qualified in its entirety by reference to the Indenture filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the SEC on June 8, 2007 and the Supplemental Indenture filed as Exhibit 4.2 to this Current Report, each of which are incorporated herein by reference.

Pursuant to the terms of the Amended and Restated Loan Agreement, dated November 7, 2011 (the “Lilly Loan”), by and between the Company and Eli Lilly, in the principal amount of $165,000,000, upon the consummation of the Offer all outstanding indebtedness under the Lilly Loan became immediately due and payable to Eli Lilly. Accordingly, upon the consummation of the Offer, the Company paid all outstanding indebtedness and all accrued and unpaid interest under the Lilly Loan to Eli Lilly. The aggregate amount paid to Eli Lilly in satisfaction of the Company’s obligations under the Lilly Loan was equal to $165,959,658.33.

This description of the Lilly Loan is qualified in its entirety by reference to the Lilly Loan filed as Exhibit 4.9 to the Company’s Annual Report on Form 10-K filed with the SEC on February 22, 2012.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As a result of the Offer and the Merger, the Company no longer fulfills the numerical listing requirements of The NASDAQ Stock Market (“NASDAQ”). Accordingly, on August 8, 2012, the Company notified NASDAQ of its intent to remove the Shares from listing on NASDAQ and requested that NASDAQ file with the SEC a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on Form 25 to delist and deregister the Shares. The Company intends to file a Form 15 to suspend its reporting obligations under Section 13(a) and 15(d) of the Exchange Act and to deregister its Shares under Section 12(g) of the Exchange Act as soon as practicable. The information disclosed under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

Item 3.02	Unregistered Sale of Equity Securities.

In order to complete the Merger, on August 8, 2012, pursuant to Section 1.4 of the Merger Agreement, Merger Sub exercised its top-up option (the “Top-Up Option”) to purchase Shares, and the Company issued 72,680,628 Shares (the “Top-Up Shares”) to Merger Sub, at a price per Share equal to the Offer Price, pursuant to the Top-Up Option. Merger Sub paid for the Top-Up Shares by delivery of cash and a promissory note. The Top-Up Shares, when added to the number of Shares directly or indirectly owned by Bristol-Myers Squibb and Merger Sub at the time of exercise of the Top-Up Option, represented more than 90% of the Shares outstanding immediately after the issuance of the Top-Up Shares (after giving effect to the issuance of Shares pursuant to the exercise of the Top-Up Option). The Top-Up Shares were issued without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon an exemption from registration pursuant to Section 4(2) of the Securities Act, as a transaction by an issuer not involving a public offering.

Item 3.03	Material Modification to Rights of Security Holders.

At the effective time of the Merger (the “Effective Time”), each issued and outstanding Share (other than Shares held by the Company as treasury stock or directly owned by Bristol-Myers Squibb or Merger Sub, and Shares for which appraisal rights are properly demanded in accordance with Delaware law), restricted stock unit and stock option was, by virtue of the Merger and without any action on the part of the holders thereof, cancelled and converted into the right to receive the Offer Price in cash, without interest and less any required withholding taxes and, with respect to stock options, less the applicable exercise price. At the Effective Time, the holders of such Shares ceased to have any rights as stockholders of the Company (other than their right to receive the Offer Price). The information disclosed under Item 2.01, Item 3.01 and 5.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01	Changes in Control of Registrant.

At the Effective Time, a change of control of the Company occurred and the Company became a wholly-owned subsidiary of Bristol-Myers Squibb. The information disclosed under Item 2.01, Item 3.01, Item 3.03 and Item 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Agreements of Certain Officers

Upon completion of the Merger on August 8, 2012, in accordance with the Merger Agreement, the directors of Merger Sub immediately before the Merger, Jeffrey Galik, Demetrios Kydonieus, P. Joseph Campisi, Jr. and John E. Celentano, became the sole directors of the surviving corporation. Accordingly, each of Daniel M. Bradbury, Paulo F. Costa, Adrian Adams, Teresa Beck, M. Kathleen Behrens, Ph.D., Alexander J. Denner, Ph.D., Karin Eastham, James R. Gavin III, M.D., Ph.D., Jay S. Skyler, M.D., MACP, and Joseph P. Sullivan ceased serving as members of the Company’s board of directors at the effective time of the Merger. Information about the new directors of the Company is contained in Annex A to the Schedule 14D-9 filed by the Company on July 10, 2012.

Item 5.03	Amendment to Articles of Incorporation or Bylaws.

Pursuant to the Merger Agreement, at the Effective Time, the Company’s certificate of incorporation was amended and restated in its entirety so as to read in its entirety as set forth in Annex II to the Merger Agreement (the “Amended and Restated Certificate of Incorporation”).

Also pursuant to the Merger Agreement, at the Effective Time, the Company’s bylaws were amended and restated in their entirety to be identical to the bylaws of Merger Sub, as in effect immediately prior to the Effective Time, except that the name of the company set forth therein is Amylin Pharmaceuticals, Inc. (the “Amended and Restated Bylaws”).

Shortly after the Effective Time of the Merger on August 8, 2012, the Company was converted into a limited liability company pursuant to Delaware law. The certificate of formation (the “Certificate of Formation”) filed as Exhibit 3.3, became the Certificate of Formation of the Company and the Limited Liability Company Agreement (the “LLC Agreement”), dated August 8, 2012 and attached hereto as Exhibit 3.4 became the LLC Agreement of the Company. In connection with the conversion, the Company’s name was changed to “Amylin Pharmaceuticals, LLC”.

The Amended and Restated Certificate of Incorporation, the Amended and Restated Bylaws, the Certificate of Formation and the LLC Agreement are attached hereto as Exhibits 3.1, 3.2, 3.3 and 3.4, respectively, and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of Amylin Pharmaceuticals, Inc., amended as of August 8, 2012.

3.2	Fifth Amended and Restated Bylaws of Amylin Pharmaceuticals, Inc., amended as of August 8, 2012.

3.3	Certificate of Formation of Amylin Pharmaceuticals, LLC, dated as of August 8, 2012.

3.4	Limited Liability Company Agreement of Amylin Pharmaceuticals, LLC, dated as of August 8, 2012.

4.1	Indenture, dated June 8, 2007, by and between The Bank of New York Trust Company, N.A. and the Company (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K filed by Amylin Pharmaceuticals, Inc. with the Securities and Exchange Commission on June 8, 2007).

4.2	Supplemental Indenture, dated August 8, 2012, by and between The Bank of New York Trust Company, N.A. and the Company.

4.3	Amended and Restated Loan Agreement, dated November 7, 2011, by and between Amylin Pharmaceuticals, Inc. and Eli Lilly and Company (incorporated by reference to Exhibit 4.9 to the Annual Report on Form 10-K filed by Amylin Pharmaceuticals, Inc. with the Securities and Exchange Commission on February 22, 2012).

Important Additional Information

This filing and the attached exhibits are neither an offer to purchase nor a solicitation of an offer to sell the Convertible Notes. The repurchase offer for the Convertible Notes required by the terms of the Indenture is being made by a separate notice to holders of the Convertible Notes. Holders of the Convertible Notes are urged to read the notice because it contains important information that such holders should consider before making any decision regarding exercising their right to have their Convertible Notes repurchased.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Amylin Pharmaceuticals, LLC

August 13, 2012

	By:	/s/ Demetrios Kydonieus
	Name:	Demetrios Kydonieus
Vice President

Exhibit Index

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of Amylin Pharmaceuticals, Inc., amended as of August 8, 2012.

3.2	Fifth Amended and Restated Bylaws of Amylin Pharmaceuticals, Inc., amended as of August 8, 2012.

3.3	Certificate of Formation of Amylin Pharmaceuticals, LLC, dated as of August 8, 2012.

3.4	Limited Liability Company Agreement of Amylin Pharmaceuticals, LLC, dated as of August 8, 2012.

4.1	Indenture, dated June 8, 2007, by and between The Bank of New York Trust Company, N.A. and the Company (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K filed by Amylin Pharmaceuticals, Inc. with the Securities and Exchange Commission on June 8, 2007).

4.2	Supplemental Indenture, dated August 8, 2012, by and between The Bank of New York Trust Company, N.A. and the Company.

4.3	Amended and Restated Loan Agreement, dated November 7, 2011, by and between Amylin Pharmaceuticals, Inc. and Eli Lilly and Company (incorporated by reference to Exhibit 4.9 to the Annual Report on Form 10-K filed by Amylin Pharmaceuticals, Inc. with the Securities and Exchange Commission on February 22, 2012).